                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: July 15, 2004


                CHASE MANHATTAN AUTO OWNER TRUST, SERIES 2001-B
      --------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
       -----------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


       United States                   333-60994                22-2382028
----------------------------   -------------------------    --------------------
(State or other jurisdiction   (Commission File Numbers)       (IRS Employer
     of incorporation)                                      Identification No.)


White Clay Center, Building 200, Newark, DE          19711
-------------------------------------------          ----------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Manhattan Auto Owner Trust, Series 2001-B ("Series 2001-B"), which issued multiple classes of Asset Backed Securities.

         On July 15, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Securities of Series 2001-B contemplated by the related Indenture. A copy of the Monthly Statement to Securityholders with respect to such distribution, delivered pursuant to the related Sale and Servicing Agreement, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

            20.1 Monthly Statement to Securityholders with respect to the July 15, 2004 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 15, 2004

                                     By: CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION,
                                         as Servicer


                                     By:  /s/ Patricia M. Garvey
                                          ------------------------------
                                     Name:  Patricia M. Garvey
                                     Title: Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.      Description
-----------      -----------------
20.1             Monthly Statement to Securityholders on July 15, 2004.